Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Shreya Acquisition Group (the “Company”) for the quarter ended March 31, 2026, as filed with the Securities and Exchange Commission (the “Report”), I, Arvind Singh Kiran Gokhool, Chief Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 18, 2026	By:	/s/ Arvind Singh Kiran Gokhool
Arvind Singh Kiran Gokhool
Chief Financial Officer
(Principal Financial Officer)